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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Edge Petroleum Corporation, a Delaware corporation (the "Company"), on Form S-8 our report dated March 19, 2001, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" appearing in this Registration Statement and related Prospectus.

/s/ DELOITTE & TOUCHE

Houston, Texas
May 30, 2001